Exhibit 10.24

STANCORP FINANCIAL GROUP, INC.

DEFERRED COMPENSATION PLAN FOR SENIOR OFFICERS

(2008 Restatement)

FOURTH AMENDMENT

WHEREAS, StanCorp Financial Group, Inc. (“Employer”) sponsors the StanCorp Financial Group, Inc. Deferred Compensation Plan for Senior Officers (the “Plan”); and

WHEREAS, pursuant to Section 6.03(A) of the Plan, the Employer, acting by and through its Board of Directors, has the authority to amend the Plan; and

WHEREAS, the Employer desires to amend the Plan to reflect a change in the timing of deposits of matching contributions.

NOW THEREFORE, the Plan be, and hereby is, amended as set forth in this Fourth Amendment to the Plan, effective as of the date this Fourth Amendment is signed.

1. Section 2.04(h) of the Plan’s Adoption Agreement is deleted in its entirety and replaced with the following:

☒ (h) (Specify): The Employer’s Matching Contribution for the Taxable Year shall be the lesser of the following:

(i) four percent of the Participant’s Excess Compensation for the Taxable Year; and

(ii) 100 percent of the Participant’s Elective Deferral for the Taxable Year, and shall be contributed as soon as administratively feasible following the end of the Taxable Year to which the Matching Contribution relates. This amount may be reduced to the extent necessary to offset the Participant’s share of FICA amounts not otherwise paid by the Participant.

STANCORP FINANCIAL GROUP, INC.

By:	/s/ Jung Ryu
(Signature)

Jung Ryu
(Print or Type Name)

Title:	Director, Compensation and Benefits

Date Signed:	12/11/14

FOURTH AMENDMENT

Effective as of the date signed

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